Exhibit 99.2

Conference Call August 28, 2013

Safe Harbor Statement LEARN. ADVANCE. LEAD. 2  Statements made in this presentation regarding American Public Education, Inc. or its subsidiaries, that are not historical facts are forward-looking statements based on current expectations, assumptions, estimates and projections about American Public Education and the industry. These forward-looking statements are subject to risks and uncertainties that could cause actual future events or results to differ materially from such statements. Forward-looking statements are sometimes identified by words such as “ anticipate, ”“believe,” “could,“ “estimate,” “expect,” “intend,” “may,” “should,” “will” and “would.”These forward-looking statements include, without limitation, statements in this presentation, as well as other statements regarding expected growth. Actual results could differ materially from those expressed or implied by these forward-looking statements as a result of various factors, including the various risks described in the “Risk Factors” section and elsewhere in the Company ’ s Annual Report on Form 10-K for the year ended December 31, 2012 as filed with the SEC, quarterly report on Form 10-Q for the three months ended June 30, 2013 as filed with the SEC, and in the Company’s other filings with the SEC. The Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

3 • APEI has entered into a definitive agreement to purchase 100% ownership interest in National Education Seminars Inc., operating as Hondros College, Nursing Programs • Purchase price is approximately $46 million in cash, subject to closing adjustments • The transaction closing is subject to various conditions, including accreditor and regulatory approvals • Transaction is expected to close in the Fourth Quarter 2013 • APEI is currently expected to have more than $80 million in cash and cashequivalents after the transaction closes

4 Serving approximately 1,500 students Four Campuses in Ohio: • Cincinnati/West Chester • Columbus/Westerville • Dayton/Fairborn • Cleveland/Independence Nursing Programs: • PN Program (on campus) • RN Program (on campus) • Online RN-BSN Completion Accreditations and Approvals: • Accrediting Council for Independent Colleges and Schools (ACICS) - www.acics.org. • Commission on Collegiate Nursing Education (CCNE). • Registered with the State Board of Career Colleges and Schools of Ohio (SBCCS). • Authorized by the Ohio Board of Regents (OBR) for the RN-to-BSN program.• Approved by the Ohio Board of Nursing (OBN) for the Associate Degree in Nursing and Practical Nursing Diploma programs.

5 • Successful completion of classroom and clinical programs results in the ability to take the exams required to practice as a LPN or RN. • Relationships with Ohio hospitals and healthcare facilities. • Memberships and affiliations: • The Center for Health Affairs • National Library of Medicine • National League of Nursing • Northeast Ohio Nursing Initiative • Ohio League of Nursing • Honored as a Top Workplace 2013 by the Dayton Daily News and Columbus CEO Magazine. • In 2006, the college was approved by the Ohio Board of Nursing to offer a new Associate Degree in Nursing and a Practical Nursing Diploma. • Today, the Hondros College, Nursing Programs operates separately from theother Hondros entities to meet the educational needs of the rapidly growing nursing profession.

6 • Broadens APEI’s emphasis on Health Science and Technology programs, as well as Science, Technology, Engineering and Mathematics (STEM) programs. • Allows APEI to evaluate a blended educational platform (on campus and online) in a more focused setting. • Leverage APEI’s unique strengths in academics and education technology to fulfill mission. • Advances APEI’s goal to diversify and address educational needs of growing degree fields. International Outreach Corporate, Agencies & Professional Associations Education Hosting Universities & Community Colleges Educational Vendors (eg: New Horizons) Support Services Non-Degree Credentialing  New Markets & Segments

Conference Call August 28, 2013